SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15 (D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
       (Date of earliest event reported)       May 6, 1997


                          NESTOR, INC.

            (Exact name of registrant as specified in charter)





Delaware                      0-12-965        13-3163744
(State of other jurisdiction  (Commission     IRS employer
of incorporation)             file number)    identification no.




     One Richmond Square, Providence, Rhode Island  02906
            (Address of principal executive offices)




Registrant's telephone number, including area code: 401-331-9640



                              N/A

   (Former name or former address, if changed since last report)







Item 5.        Other Events.

     1) The shareholders of the Registrant approved the Incentive Stock Option Plan on May 6, 1997 pursuant to which options to purchase an aggregate of 1,000,000 shares of the Registrant's Common Stock was authorized and approved. A copy of such Incentive Stock Option Plan is annexed hereto as an exhibit.






                            EXHIBITS

The following exhibit is filed herewith:

Exhibit No.         Description
   10.34            Nestor, Inc. 1997 Incentive Stock Option Plan







                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 7, 1997                NESTOR, INC.
                                   (Registrant)


                                   By:/s/ Nigel P. Hebborn
                                     Chief Financial Officer